PORTFOLIOPLUS TOTAL BOND MARKET ETF (PPTB)

A SERIES OF THE DIREXION SHARES ETF TRUST

Supplement dated August 31, 2018

to the Summary Prospectus, Prospectus and

the Statement of Additional Information (“SAI”), as last supplemented

Shares of the PortfolioPlus Total Bond Market ETF (the “Fund”) will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on September 24, 2018 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from September 24, 2018 through October 1, 2018 (the “Liquidation Date”) shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which is inconsistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

Direxion Advisors, LLC (“Direxion”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that the Fund could not conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering Direxion’s recommendation, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described above.

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For more information, please contact the Fund at (833) 547-4417.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.